SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF
THE SECURITIES EXCHANGE ACT OF 1934

Household Capital Trust VI
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(Exact name of registrant as specified in its charter)

Delaware Applied For
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(State of incorporation) (IRS Employer Identification No.)

c/o Household International, Inc.
2700 Sanders Road
Prospect Heights, Illinois 60070
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(Address of principal executive offices) (Zip Code)

If this form relates to the If this form relates to the
registration of a class of registration of a class of
securities pursuant to Section securities pursuant to Section
12(b) of the Exchange Act and is 12(g) of the Exchange Act and is
effective pursuant to General effective pursuant to General
Instruction A(c), please check Instruction A(d), please check the following box [ X ] the following box [ ]

Securities Act registration statement file number to which this form relates: 333-53862

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class Name of each exchange on which
to be so registered each class is to be registered
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8 1/4% Trust Preferred Securities, New York Stock Exchange, Inc.
Liquidation Amount $25 per
Preferred Security

Securities to be registered pursuant to Section 12(g) of the Act:

None
Item 1. Description of Registrant's Securities to be Registered.
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The description of the 8 1/4% Trust Preferred Securities being registered hereby, is set forth in the Prospectus dated January 24, 2001 as included in the Registration Statement on Form S-3 (No. 333-53862 and 333-53862-01) of Household International, Inc. and Household Capital Trust VI, as filed with the Securities and Exchange Commission (the "Commission"), on or about January 17, 2001, as amended by Amendment No. 1, filed with the Commission on or about January 23, 2001. The Prospectus was filed with the Commission on or about January 25, 2001 pursuant to Rules 424(b)(1) and 430A of the Securities Act of 1933, as amended. The foregoing Prospectus is incorporated herein by reference.

Item 2. Exhibits.
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No. Description
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4.1 Indenture between Household International, Inc. ("Household") and Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee (incorporated herein by reference to Exhibit 4.1 to Registration Statement No. 333-53862 and 333-53862-01).

4.2 Form of Fifth Supplemental Indenture between Household and Bank One, National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to Registration Statement No. 333-53862 and 33-53862-01).

4.3 Declaration of Trust of Household Capital Trust VI (the "Trust") (incorporated herein by reference to Exhibit 4.3 to Registration Statement No. 333-53862 and 333-53862-01).

4.4 Form of Amended and Restated Declaration of Trust (incorporated herein by reference to Exhibit 4.4 to Registration Statement No. 333-53862 and 333-53862-01).

4.5 Form of Specimen Preferred Security (included in Exhibit 4.4 above).

4.6 Form of Specimen Junior Subordinated Note (included in Exhibit 4.2 above).

4.7 Form of Preferred Securities Guarantee Agreement (incorporated herein by reference to Exhibit 4.7 to Registration Statement No. 333-53862 and 33-53862-01).

4.8 Certificate of Trust (incorporated herein by reference to Exhibit 4.8 to Registration Statement No. 333-53862 and 333-53862-01).
SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

HOUSEHOLD INTERNATIONAL, INC.
as Sponsor

Date: January 29, 2001 By: /s/ John W. Blenke
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John W. Blenke
Assistant Secretary

HOUSEHOLD CAPITAL TRUST VI

Date: January 29, 2001 By: /s/ E.D. Ancona
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E.D. Ancona
as Trustee

By: /s/ B.B. Moss, Jr.
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B.B. Moss, Jr.
as Trustee

By: /s/ D.J. Mickey
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D.J. Mickey
as Trustee
Exhibit Index
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No. Description
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4.1 Indenture between Household International, Inc. ("Household") and Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee (incorporated herein by reference to Exhibit 4.1 to Registration Statement No. 333-53862 and 333-53862-01).

4.2 Form of Fifth Supplemental Indenture between Household and Bank One, National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to Registration Statement No. 333-53862 and 33-53862-01).

4.3 Declaration of Trust of Household Capital Trust VI (the "Trust") (incorporated herein by reference to Exhibit 4.3 to Registration Statement No. 333-53862 and 333-5382-01).

4.4 Form of Amended and Restated Declaration of Trust (incorporated herein by reference to Exhibit 4.4 to Registration Statement No. 333-53862 and 333-53862-01).

4.5 Form of Specimen Preferred Security (included in Exhibit 4.4 above).

4.6 Form of Specimen Junior Subordinated Note (included in Exhibit 4.2 above).

4.7 Form of Preferred Securities Guarantee Agreement (incorporated herein by reference to Exhibit 4.7 to Registration Statement No. 333-53862 and 33-53862-01).

4.8 Certificate of Trust (incorporated herein by reference to Exhibit 4.8 to Registration Statement No. 333-53862 and 333-53862-01).